UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2024

Date of reporting period: April 11, 2024

Kavilco Incorporated Newsletter

Spring 2024

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

President's Report

Jeane Breinig, President

As your newly elected President, it is my honor and pleasure to serve you. I follow in the footsteps of two fine leaders, Louis L. Jones Sr., and Louis A. Thompson. Both men contributed significantly to Kavilco’s successful 50-year track record. My goals as your President are simple: to stay the course on what has worked well and to pursue new economic opportunities.

Pursuing economic opportunities beyond stocks and bonds is tricky because we are a SEC Registered Investment Company. We face treacherous tax consequences if we are not thoughtful and careful. But Kavilco has always been a little bit different than other Alaska Native corporations, to our benefit, and at some point, that may very well play to our advantage again.

I return to Kasaan in April. Having spent my childhood and many recent summers there, it is an easy stretch to return with new responsibilities and new goals. Kasaan is a special, magical place and it gives me great joy to know I am on the same land where our ancestors and relatives built their lives.

Kavilco exists against tremendous odds because our people had the vision and foresight to fight for Kasaan’s inclusion in the Alaska Native Claims Settlement Act (ANSCA). Many did not live to enjoy the benefits we now do. Kasaan is place to which shareholders can always return and call home. I hope many of you come to Kasaan and reconnect with the rich history of our village.

Sincerely,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

DIVIDEND DISTRIBUTION

We are pleased to announce that on March 1, 2024 the Kavilco Board of Directors declared a cash dividend of $17.30 per share (long term capital gains are unknown at this time.) This dividend was paid to shareholder of record as of March 1, 2024. The dividend was payable on March 7, 2024 and reflects un-distributed earnings from 2023.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $1,730.00. The Spring dividend completes the distribution of earnings for 2023; combined with the Fall dividend the total earnings distribution for 2023 is $79.30 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your Spring dividend after tax would have been $1,384.00. You receive an additional $346.00 because Kavilco does not have to pay federal income tax.

Janelle Hyatt, Kavilco’s Newest Director

Ha’waa for the excellent open-board seat applications. We had several high caliber candidates in the pool. This is good news because it tells us we have many engaged, successful shareholders offering their talents to our corporation. After careful deliberation, the board selected Janelle S. Hyatt. Her professional and life accomplishments are impressive.

Janelle’s current position is Nurse Practitioner (NP) in a pain management clinic in Richland, Washington. To earn the NP credential, she received her Master of Science in Nursing from Simmons College, Boston, 2018, after earning a Bachelor of Science in Nursing, Magna Cum Laude, 2014, and an Associate of Applied Science, 2011, in Alaska. Janelle completed her practicums in Anchorage at Southcentral Foundation, Jordon Creek Health Center, and Benteh Nutah Native Primary Clinic. In 2013, she won the Practice Excellence Award Program (PEAP) honor from Alaska Native Medical Center. Janelle is a licensed NP in Alaska, Oregon, and Washington.

Nurse Practitioner is Janelle’s second career and second degree. After graduating from Ketchikan HS in 1985, she earned a Bachelor of Arts in Communication from Washington State University. Janelle then spent 15+ years in technology support in San Francisco, serving companies such as Microsoft, Walmart, and many dot.com startups.

Between careers, Janelle traveled the world backpacking across South America, Europe, Thailand, Australia, and New Zealand before returning to Alaska to pursue her dreams in the medical field.

Janelle’s track record includes leadership and prior board service. As past President of San Francisco Triathlon Club, Janelle is herself a noted triathlete (swimming, cycling, running) competing successfully in multiple IronMan races. She now serves as Secretary and board member of Columbia River Nurse Practitioner Association. Since 2000 Janelle has played an important role fundraising for KHHF through her donations and volunteer contributions.

Significantly, Janelle is our first “second generation” (inherited or gifted shares) board member. Her qualifications, and those of other top-notch submissions this year, bodes well for Kavilco’s future. Please join us in welcoming Janelle S. Hyatt to the Kavilco board.

Shareholder Passages … RIP Shareholder Mary Kathleen (Kay) Davis Young

Economy & Portfolio

Kavilco’s portfolio strategy is based on an inflationary environment. The latest Consumer Price Index (CPI) shows that inflation increased 3.1% on an annualized basis, far more than the 2% target range of the Federal Reserve Board (Fed). In the next six months the Fed is unlikely to decrease interest rates because consumer prices are still rising, the economy continues to expand at a solid pace with Gross Domestic Product increasing 3.35% in the final quarter of 2023. Also, there were strong job gains in January. In other words, the fed’s actions have not resulted in a decrease in inflation approaching the targeted 2% range.

The financial markets are discounting at least two reductions in the Federal Fund Rate even though inflation has not been tamed. This may have to do with the politicization of the Fed reducing interest rates to aid the current administration during the election year.

On the portfolio front, one investment service the company subscribes to is the Aden Forecast. Aden recommends that equity investors should transition from stocks to treasuries to preserve capital with higher yields than most stocks. This coincides with the strategy approved by the board of directors at the November 2022 board meeting. The investment service we used was Bank Credit Analysis. The most recent edition still recommends this strategy.

Treasury market yields have moved notably lower. This was a reaction to the continued moderation in price growth and that the Fed is done raising rates. However, a senior Federal Reserve official continues to say that short-term rates need to stay high for an extended period to tame inflation. This is good news for our Treasury Bill strategy providing the Fed officials that support this view are not out voted by other members of the Fed. Reviewing various treasury and corporate yields, the 6-month yield (the target investment maturity) is still outperforming various investments grade corporate and treasury bond interest rates and stock dividend yields and, as an additional bonus, is risk free.

The portfolio has $21 million of par t-bills. The maturities range from April 25, 2024 to September 12, 2024.

All reinvestment of matured Bills and proceeds from the sale of equities have been at a higher than 5.11% interest rate.

KAVILCO’S MISSION STATEMENT

“To honor the vision and unselfish actions of our Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations.”